                                     SCHEDULE 14A
                                    (Rule 14a-101)
                       INFORMATION REQUIRED IN PROXY STATEMENT
                               SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.          )
                                                      ----------
Filed by the Registrant /X/
Filed by a Party other than the Registrant
Check the appropriate box:
/ /  Preliminary Proxy Statement         / / Confidential, for Use of the
                                                      Commission Only
/X/  Definitive Proxy Statement              (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     First Federal Bancshares of Arkansas, Inc.
-------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): (previously paid by wire transfer)
/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
                                                                        ------
     (2)  Aggregate number of securities to which transactions applies:
                                                                      --------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                   -----------
     (4)  Proposed maximum aggregate value of transaction:
                                                         ---------------------
     (5)  Total fee paid:
                        ------------------------------------------------------

     Fee paid previously with preliminary materials.
------------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount previously paid:
                                 ----------------------------------------------
     (2)  Form, schedule or registration statement no.:
                                                       ------------------------
     (3)  Filing party:
                       --------------------------------------------------------
     (4)  Date filed:
                     ----------------------------------------------------------

                                                                  March 24, 1997


Dear Stockholder:

    You are cordially invited to attend the first Annual Meeting of Stockholders of First Federal Bancshares of Arkansas, Inc. The meeting will be held at the Comfort Inn located at 1210 Highway 62-65 North, Harrison, Arkansas 72601, on Wednesday, May 7, 1997 at 10:00 a.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

    The Board of Directors of First Federal Bancshares of Arkansas, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

    We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

    Your continued support of and interest in First Federal Bancshares of Arkansas, Inc. are sincerely appreciated.

                             Sincerely,

                         /s/ Larry J. Brandt
                             -------------------------
                             Larry J. Brandt
                             President

                      FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.
                                 200 West Stephenson
                              Harrison, Arkansas  72601
                                    (501) 741-7641



                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              To Be Held on May 7, 1997



    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of First Federal Bancshares of Arkansas, Inc. (the "Company") will be held at the Comfort Inn located at 1210 Highway 62-65 North, Harrison, Arkansas 72601, on Wednesday, May 7, 1997 at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

    (1) To elect one director for a term of one year, two directors for terms of two years and two directors for terms of three years and until their successors are elected and qualified;

    (2) To consider and approve the adoption of the Company's 1997 Stock Option Plan;

    (3) To consider and approve the adoption of the Company's Recognition and Retention Plan and Trust;

    (4) To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1997; and

    (5) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

    The Board of Directors has fixed March 11, 1997 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Carolyn M. Thomason
                                           ------------------------


                                            Carolyn M. Thomason
                                            Secretary


Harrison, Arkansas
March 24, 1997


-------------------------------------------------------------------------------
      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.  IT IS
      IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE
      NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN
      THE ENVELOPE PROVIDED.  IF YOU ATTEND THE MEETING, YOU MAY VOTE
      EITHER IN PERSON OR BY PROXY.  ANY PROXY GIVEN MAY BE REVOKED BY
      YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE
      THEREOF.
-------------------------------------------------------------------------------

                      FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.
                                   ---------------
                                   PROXY STATEMENT
                                   ---------------
                            ANNUAL MEETING OF STOCKHOLDERS

                                     May 7, 1997

    This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of First Federal Bancshares of Arkansas, Inc. (the "Company"), the holding company of First Federal Bank of Arkansas, FA (the "Bank"). The Company acquired all of the Bank's common stock issued in connection with the conversion of the Bank from mutual to stock form in May 1996. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Comfort Inn located at 1210 Highway 62-65 North, Harrison, Arkansas 72601, on Wednesday, May 7, 1997 at 10:00 a.m., Central Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 24, 1997.

    The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted FOR the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Carolyn M. Thomason, Secretary, First Federal Bancshares of Arkansas, Inc., P.O. Box 550, Harrison, Arkansas 72602); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                        VOTING

    Only stockholders of record at the close of business on March 11, 1997 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 4,896,063 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum and will not affect the plurality vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy at the Annual Meeting is required for approval of the proposals to approve the Company's 1997 Stock Option Plan ("Stock Option Plan") and the Company's Recognition and Retention Plan and Trust ("Recognition Plan"). Because of the required votes, abstentions will have the same effect as a vote against the proposals with respect to the Stock Option Plan and Recognition Plan. The proposals to approve the Stock Option Plan and the Recognition Plan are considered "non-discretionary" for which brokers may not vote if they have not received instructions from the beneficial owner. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will not be "broker non-votes."

                  INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                                AND EXECUTIVE OFFICERS

Election of Directors

    The Bylaws of the Company presently provide that the Board of Directors shall consist of five members, and the Articles of Incorporation and Bylaws of the Company presently provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. At the Annual Meeting, directors of the first class are to be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class are to be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class are to be elected to hold office for a term expiring at the third succeeding annual meeting. At each annual meeting of stockholders thereafter, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders and when their respective successors are elected and qualified. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

    Other than Frank L. Coffman, Jr., who is the father-in-law of Larry J. Brandt, no director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption, and each of the nominees currently serve as a director of the Company.

    Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected. Ages are reflected as of December 31, 1996.



            Nominee for Director for One-Year Term Expiring in 1998

                                Positions Held with               Director
Name                    Age      the Company                       Since
---------------------  -------  --------------------------------  -------------
Larry J. Brandt         48      President, Chief Operating            1979
                                Officer and Director


            Nominees for Director for Two-Year Term Expiring in 1999

                                Positions Held with               Director
Name                    Age      the Company                       Since
---------------------  -------  --------------------------------  -------------
James D. Heuer           79     Director                              1957

William F. Smith         83     Director                              1962



            Nominees for Director for Three-Year Term Expiring in 2000


                                Positions Held with               Director
Name                    Age      the Company                       Since
---------------------  -------  --------------------------------  -------------
Frank L. Coffman, Jr.    74     Chairman of the Board and Chief       1961
                                Executive Officer

John P. Hammerschmidt    74     Director                              1966


    The Board of Directors recommends that you vote FOR the election of the above nominees for director.

    Set forth below is information with respect to the principal occupations of the above listed individuals during at least the last five years.

    Frank L. Coffman, Jr. Mr. Coffman is Chairman of the Board and Chief Executive Officer of the Company and the Bank. He became Chairman of the Board of the Bank in 1979 and its Chief Executive Officer in 1968. Mr. Coffman initially was employed by the Bank in 1961.

    Larry J. Brandt. Mr. Brandt is President and Chief Operating Officer and a director of the Company and the Bank. He became President and Managing Officer of the Bank in 1987 and its Chief Operating Officer in 1984. Mr. Brandt initially was employed by the Bank in 1973.

    John P. Hammerschmidt. Mr. Hammerschmidt is a director of the Company and the Bank. He is a former United States Congressman from Arkansas (1966-1993).

    James D. Heuer. Mr. Heuer is a director of the Company and the Bank. He is engaged in the raising of cattle in Harrison, Arkansas.

    William F. Smith. Mr. Smith is a director of the Company and the Bank. Now retired, he was a pharmacist serving the Harrison, Arkansas area.

Stockholder Nominations

    Article VII.D of the Company's Articles of Incorporation governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. The Articles of Incorporation set forth specific requirements with respect to stockholder nominations.

Committees and Meetings of the Board of the Company and the Bank

    The Board of Directors of the Company meets on a monthly basis and may have additional special meetings. During the year ended December 31, 1996, the Board of Directors of the Company met 12 times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period.

    The entire Board of Directors acts in the capacity of an audit committee. The Board reviews the records and affairs of the Company, engages the Company's external auditors and reviews their reports. The Board meets with the Company's external auditors annually.

    The Compensation Committee consists of Messrs. Hammerschmidt, Heuer and Smith. The Compensation Committee, which reviews and recommends compensation and benefits for the Company's employees, met two times in 1996.

    The Board of Directors of the Bank met 16 times during 1996. The entire Board of Directors of the Bank acts in the capacity of an audit committee and has established a Compensation Committee.

Executive Officers Who Are Not Directors

    Set forth below is information with respect to the principal occupations during at least the last five years for the executive officers of the Company and the Bank who do not serve as a director.

    Carolyn M. Thomason. Mrs. Thomason is the Executive Vice President and Secretary. She became Executive Vice President for the Bank in 1989 and its Secretary in 1969. Mrs. Thomason initially was employed by the Bank in 1963.

    Tommy W. Richardson. Mr. Richardson is a Senior Vice President and the Chief Financial Officer. He became Senior Vice President and Chief Financial Officer for the Bank in 1993.

    Sherri R. Billings. Mrs. Billings is a Senior Vice President and the Treasurer. She became Senior Vice President for the Bank in 1993 and its Treasurer in 1986.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

    Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, the year ended December 31, 1996, the Company's officers and directors satisfied the reporting requirements promulgated under Section 16(a) of the 1934 Act.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) those executive officers of the Company whose salary and bonus exceeded $100,000 in 1996, and (iv) all directors and executive officers of the Company and the Bank as a group.


                                                           Common Stock
                                                     Beneficially Owned as of
        Name of Beneficial Owner                         March 11, 1997(1)
-------------------------------------------      -------------------------------
                                                         No.               %
                                                 --------------------   --------
First Federal Bancshares of Arkansas, Inc.            412,300(2)          8.4%
  Employee Stock Ownership Trust
200 West Stephenson
Harrison, Arkansas 72601

First Manhattan Co.                                   304,800(3)          6.2
437 Madison Avenue
New York, New York  10002

Directors:

Frank L. Coffman, Jr.                                  52,500(4)          1.1
Larry J. Brandt                                        33,399(5)           *
John P. Hammerschmidt                                  22,500(6)           *
James D. Heuer                                         20,014(7)           *
William F. Smith                                       20,000              *



Certain other executive officers:
  Carolyn M. Thomason                                  14,169(8)           *

All directors and executive officers of the           173,753(2)(9)        3.5%
 Company and the Bank as a group (8 persons)

______________
*   Represents less than 1% of the outstanding Common Stock.

(1) Based upon information provided by the respective beneficial owners and filings with the SEC made pursuant to the 1934 Act. For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares, or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares.

                                         (Footnotes continued on following page)

_______________

(2) The First Federal Bancshares of Arkansas, Inc. Employee Stock Ownership Trust ("Trust") was established pursuant to the First Federal Bancshares of Arkansas, Inc. Employee Stock Ownership Plan ("ESOP") by an agreement between the Bank and Messrs. Coffman and Brandt and Mrs. Thomason, directors and/or officers of the Company and the Bank, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 27,465 shares held in the Trust had been allocated to the accounts of participating employees. The Trustees must vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the terms of the ESOP, unallocated shares held in the ESOP will be voted by the ESOP Trustees in the same proportion for and against proposals to stockholders of the Company as participating employees actually vote shares of Common Stock which have been allocated to their accounts. The amount of Common Stock beneficially owned by directors who serve as trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the Trust.

(3) First Manhattan Co. is the general partner of both First Save Associates, L.P. and Second First Save Associates, L.P. First Manhattan Co. has stated in its filings under the 1934 Act that there are no other relationships, contracts, understandings or arrangements between the two partnerships.

(4) Includes 1,500 shares held in trust as to which Mr Coffman is a trustee and 1,399 shares held in Mr. Coffman's account in the ESOP.

(5) Includes 28,999 shares held jointly with Mr. Brandt's spouse and 1,399 shares held in Mr. Brandt's account in the ESOP.

(6) Includes 20,000 shares held jointly with Mr. Hammerschmidt's spouse and 2,500 shares held by a company owned by Mr. Hammerschmidt.

(7) Includes 15,000 shares held jointly with Mr. Heuer's children.

(8) Includes 7,500 shares held jointly with Mrs. Thomason's spouse, 1,399 shares held in Mrs. Thomason's account in the ESOP and 570 shares held individually by Mrs. Thomason's spouse.

(9) Includes 5,571 shares allocated to the accounts of directors and executive officers as a group in the ESOP.

                                EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth a summary of certain information concerning the compensation paid by the Bank for services rendered in all capacities during the years ended December 31, 1996 and 1995 to the Chief Executive Officer of the Bank and the other executive officers of the Bank whose total compensation during the year exceeded $100,000.


                       Annual Compensation                                             Long Term Compensation
                                                                                ----------------------------------
                                                                                         Awards           Payouts
                                                                                ----------------------------------
Name and                                                         Other Annual      Stock     Number of     LTIP        All Other
Principal Position             Year     Salary(1)     Bonus     Compensation(2)    Grants     Options     Payouts   Compensation(3)
------------------------------------------------------------------------------------------------------------------------------------
Frank L. Coffman, Jr.
 Chief Executive Officer       1996     $310,200      $12,177       $  --           $  --        --          --         $22,209
                               1995     $276,000      $30,000          --              --        --          --            --
------------------------------------------------------------------------------------------------------------------------------------
Larry J. Brandt                1996     $216,600      $13,394         $  --         $  --        --          --         $22,209
 President and Chief           1995     $192,000      $33,000            --            --        --          --            --
 Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
Carolyn M. Thomason            1996     $182,400      $10,147         $  --         $  --        --          --         $22,209
 Executive Vice                1995     $162,000      $25,000            --            --        --          --            --
 President
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes director's fees from the Company and the Bank with respect to Messrs. Coffman and Brandt. Also includes fees for Mrs. Thomason for acting as Secretary.

(2) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Bank, the costs to the Bank of providing such benefits to the named executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Consists of amounts allocated during 1996 pursuant to the ESOP based on the market price per share on the date of allocation.

Directors' Fees

    Members of the Board of Directors of the Bank receive $1,000 per month. Directors receive the normal monthly payment regardless of attendance. Members of the Board serving on committees do not receive any additional compensation for serving on such committees. Members of the Board of Directors of the Company receive $150 per month.

Employment Agreements

    In connection with the Bank's May 1996 conversion, the Company and the Bank (the "Employers") entered into employment agreements with each of Messrs. Coffman and Brandt and Mrs. Thomason (the "Executives"). The Employers have agreed to employ the Executives for a term of three years, in each case in their
current respective positions.   The employment agreements will be reviewed
annually by the Boards of Directors of the Employers, and the term of the Executives' employment agreements shall be extended each year for a successive additional one-year period upon approval of the Employers' Board of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

    Each of the employment agreements are terminable with or without cause by the Employers. The officer has no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability or retirement. The agreements provide for certain benefits in the event of the Executives' death. In the event that (i) the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement or the Employers change the officers' title or duties or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a change in control of the Company, as defined below, the employee will be entitled to a cash severance amount equal to 3.0 times the employee's average annual compensation, as defined in the Agreement, over the most recent five taxable years.

    A change in control is generally defined in the employment agreements to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

    Each employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced, in the manner determined by the Executive, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments in excess of three times the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

    Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

Benefits

    Retirement Plan. The Bank has a defined benefit pension plan ("Retirement Plan") for all full time employees who have attained the age of 21 years and have completed one year of service with the Bank. In general, the Retirement Plan provides for annual benefits payable monthly upon retirement at age 65 in an amount equal to 2% of an employee's average annual salary for the five consecutive years of highest salary during benefit service ("Five Year Average Compensation") multiplied by his number of years of service. Under the Retirement Plan, an employee's benefits are fully vested after five years of service. A year of service is any year in which an employee works a minimum of 1,000 hours. Members who have reached age 65 are automatically 100% vested, regardless of completed years of employment. The Retirement Plan also provides for an early retirement option with reduced benefits. The Retirement Plan also provides for death benefits depending on the age of the participant and the years of service. Death benefits are paid in a lump sum distribution. For the year ended December 31, 1996, there was a net pension cost of approximately $100,000.

    The following table illustrates annual pension benefits for retirement at age 65 under various levels of compensation and years of service. The figures in the table assume that the Retirement Plan continues in its present form and that the participants elect a straight life annuity form of benefit.

 Five Year
  Average     15 Years of   20 Years of   25 Years of   30 Years of  35 Years of
Compensation    Service       Service       Service       Service      Service
------------  -----------   -----------   -----------   -----------  -----------
$ 80,000        $24,000       $32,000      $ 40,000      $ 48,000     $ 56,000
  90,000         27,000        36,000        45,000        54,000       63,000
 100,000         30,000        40,000        50,000        60,000       70,000
 110,000         33,000        44,000        55,000        66,000       77,000
 120,000         36,000        48,000        60,000        72,000       84,000
 140,000         42,000        56,000        70,000        84,000       98,000
 160,000         48,000        64,000        80,000        96,000      112,000
 180,000         54,000        72,000        90,000       108,000      126,000
 200,000         60,000        80,000       100,000       120,000      140,000
 220,000         66,000        88,000       110,000       132,000      154,000


    The maximum annual compensation which may be taken into account under the Code (as adjusted from time to time by the Internal Revenue Service) for calculating contributions under qualified defined benefit plans currently is $150,000 and the maximum annual benefit permitted under such plans currently is $109,000.

    At December 31, 1996, Messrs. Coffman and Brandt and Mrs. Thomason had eight, 23 and 33 years, respectively, of credited service under the Retirement Plan.

    Employee Stock Ownership Plan. The Company has established the ESOP for employees of the Company and the Bank. Employees of the Company and the Bank who have been credited with at least 1,000 hours of service during a twelve month period are eligible to participate in the ESOP.

    In connection with the mutual to stock conversion of the Bank, the ESOP borrowed approximately $4.1 million from the Company to purchase Common Stock issued in the Conversion. The loan to the ESOP is being repaid principally from the Bank's contributions to the ESOP over a period of 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The interest rate on the loan is 8.25%. The Bank may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowing by the ESOP or additional contributions from the Bank. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

    Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation.

Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Bank might otherwise have contributed to the ESOP. Participants become vested in their right to receive their account balances within the ESOP upon completion of their fifth year of service. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances, subject to certain tax considerations. Benefits may be payable upon retirement, early retirement, death, disability or separation from service. The Bank's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

Transactions With Certain Related Persons

    The Bank's policy provides that all loans made by the Bank to its directors and officers are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. The Bank's policy provides that such loans may not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1996, mortgage and consumer loans to directors and officers aggregated $2.3 million or 2.8% of the Company's stockholders' equity as of such date. All such loans were made by the Bank in accordance with the aforementioned policy.

Compensation Committee Interlocks and Insider Participation

    The Compensation Committee of the Board of Directors of the Bank determines the salaries and bonuses of the Bank's three most senior executive officers. The Committee also reviews and approves the salaries and bonuses for the Bank's other officers and employees as prepared and submitted to the Committee by the Bank's senior executive officers. During 1996, the members of the committee were Messrs. Hammerschmidt (Chairman), Heuer and Smith. No member of the Committee was a former or current full-time officer or employee of the Bank or the Company. The Compensation Committee met two times during 1996. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other Bank officers and employees for the year ended December 31, 1996 is set forth below:

Report of the Compensation Committee

    The purpose of the Committee is to assist the Bank in attracting and retaining qualified management, motivating executives to achieve performance goals as outlined in the Bank's business plan and to ensure that executive compensation is related to and supports the Bank's overall objective of enhancing stockholder value.

    In order to establish base salary levels and to determine an annual cash bonus for the Bank's Chief Executive Officer and other senior executive officers, the Compensation Committee considered the financial performance of the Bank, including net income of the Bank and various financial ratios. The Committee also considered the successful completion of the Conversion, as well as the additional responsibilities related thereto. Further, with respect to the Bank's other officers and employees, the Committee reviewed and approved the salary increases and bonuses as submitted by the Bank's senior executive officers.

    Based upon the above factors, the Committee increased Mr. Coffman's 1996 base salary by approximately $15,000 or 5.0% to $311,000 for 1997 and Mr. Coffman was given a cash bonus of $12,177 for his service during 1996. The Committee provided for a 5% salary increase for the other senior executive officers and awarded a cash bonus as well. The cash bonuses for all of the Bank's employees, including the executive officers, were substantially reduced compared to the prior year due to the implementation of Company's ESOP and the contributions thereunder on behalf of all eligible employees.

    Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval. Messrs. Coffman and Brandt and Mrs. Thomason do not participate in the review of their compensation.

                             John P. Hammerschmidt, Chairman
                             James D. Heuer, Director
                             William F. Smith, Director

    Performance Graph

    The following graph demonstrates comparison of the cumulative total returns for the Common Stock of the Company, the SNL Securities $500 million to $1 Billion Thrift Asset Size Index and the Nasdaq Stock Market Index since the Company's initial public offering in May 1996.

                                                   Period Ending
                                       --------------------------------------
Index                                  5/3/96    6/30/96   9/30/96   12/31/96
-----------------------------------------------------------------------------

First Federal Bancshares of Arkansas   100.00    138.75    150.00    158.75
Nasdaq - Total US                      100.00    100.36    103.93    109.04
Thrifts ($500M to $1B)                 100.00    104.06    112.06    123.60

    The above graph represents $100 invested in the Company's initial public offering of Common Stock on May 3, 1996 at $10.00 per share. The Common Stock commenced trading on the Nasdaq Stock Market on May 3, 1996. The cumulative total returns do not include the payment of dividends by the Company.

                       PROPOSAL TO ADOPT THE STOCK OPTION PLAN

General

    The Board of Directors has adopted the Stock Option Plan which is designed to attract and retain qualified personnel in key positions, provide directors, officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Stock Option Plan is also designed to retain qualified directors for the Company. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of
Section 422 of the Code ("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any subsidiaries, except that directors will be eligible to receive only non-incentive stock options. If stockholder approval is obtained, options to acquire shares of Common Stock will be awarded to key employees of the Company and the Bank and directors of the Company with an exercise price equal to the fair market value of the Common Stock on the date of grant.

Description of the Stock Option Plan

    The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

    Administration. The Stock Option Plan is administered and interpreted by a committee of the Board of Directors ("Committee") that is composed solely of two or more "Non-Employee Directors."

    Stock Options. Under the Stock Option Plan, the Board of Directors or the Committee determines which directors, officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be equal to the fair market value of a share of Common Stock on the date the option is granted.

    All options granted to participants under the Stock Option Plan shall become vested and exercisable at the rate determined by the Board of Directors or the Committee when making an Award. Notwithstanding the foregoing, no vesting shall occur on or after a participant's employment with the Company is terminated for any reason other than his death, disability or retirement.
Unless the Committee shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment with or service to the Company or a subsidiary company because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full in the event that there is a change in control of the Company, as defined in the Stock Option Plan.

    Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the optionee's employment or service as a non-employee director terminates, unless extended by the Committee to a period not to exceed five years from such termination. However, failure to exercise incentive stock options within three months after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates his service as an employee or a non-employee director as a result of disability or retirement without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the twelve-month period following the earlier of his death or termination due to disability or retirement, provided no option will be exercisable more than ten years from the date it was granted. Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

    Payment for shares purchased upon the exercise of options may be made either in cash, by certified or cashier's check or, if permitted by the Committee or the Board of Directors, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an option) with a fair market value equal to the total option price, by withholding some of the shares of Common Stock which are being purchased upon exercise of an option, or any combination of the foregoing. To the extent an optionee already owns shares of Common Stock prior to the exercise of his or her option, such shares could be used (if permitted by Committee or the Board of Directors) as payment for the exercise price of the option. If the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to acquire a number of shares of Common Stock upon exercise of the option which is greater than the number of shares delivered as payment for the exercise price. In addition, an optionee can exercise his or her option in whole or in part and then deliver the shares acquired upon such exercise (if permitted by the Committee or the Board of Directors) as payment for the exercise price of all or part of his options. Again, if the fair market value of a share of Common Stock at the time of exercise is greater than the exercise price per share, this feature would enable the optionee to either (1) reduce the amount of cash required to receive a fixed number of shares upon exercise of the option or (2) receive a greater number of shares upon exercise of the option for the same amount of cash that would have otherwise been used. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

    Stock Appreciation Rights. Under the Stock Option Plan, the Board of Directors or the Committee is authorized to grant stock appreciation rights to optionees under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or any portion thereof in return for payment by the Company to the optionee of cash or Common Stock in an amount equal to the excess of the fair market value of the shares of Common Stock subject to option, or portion thereof, at the time over the exercise price of the option with respect to such shares, or a combination of cash and Common Stock. A stock appreciation right may be granted concurrently with the stock option to which it relates or at any time thereafter which is prior to the exercise or expiration of such option.

    Number of Shares Covered by the Stock Option Plan. A total of 515,375 shares of Common Stock has been reserved for issuance pursuant to the Stock Option Plan, which is 10% of the Common Stock issued in connection with the Conversion. In the event of a stock split, reverse stock split or stock dividend, the number of shares of Common Stock under the Stock Option Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of Common Stock outstanding. In addition, in the event the Company declares a special cash dividend or return of capital in an amount per share which exceeds 10% of the fair market value of a share of Common Stock as of the date of declaration, the per share exercise price of all previously granted Awards which remain unexercised as of the date of such declaration shall be proportionately adjusted to give effect to such special cash dividend or return of capital as of the date of payment of such special cash dividend or return of capital, subject to certain limitations.

    Amendment and Termination of the Stock Option Plan. Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from the date the Stock Option Plan was adopted by the Board and became effective by its terms. Termination of the Stock Option Plan shall not affect any previously granted Awards.

    Federal Income Tax Consequences. Under current provisions of the Code, the federal income tax treatment of incentive stock options and compensatory stock options is different. As regards incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Company at any time as a result of such grant or exercise. With respect to compensatory stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Company will be entitled to a deduction in the amount of income so recognized by the optionee. Upon the exercise of a stock appreciation right, the holder will realize income for federal income tax purposes equal to the amount received by him, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount.

    Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers ("Covered Executive"). Certain types of compensation, including compensation based on performance goals, are excluded from the $1 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the "Certification Requirement").

    Final Treasury regulations issued in December 1995 provide that compensation attributable to a stock option or stock appreciation right is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if: (i) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (ii) the plan under which the option or stock appreciation right is granted states the maximum number of shares with respect to which options or stock appreciation rights may be granted during a specified period to any employee; and (iii) under the terms of the option or stock appreciation right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant or award. The Certification Requirement is not necessary if these other requirements are satisfied.

    The Stock Option Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to stock options and stock appreciation rights granted under the Stock Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a Covered Executive exceeded $1 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by a compensation committee meeting specified requirements and disclosed to and approved by the stockholders of the Company.

    The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

    Accounting Treatment. Stock appreciation rights will, in most cases, require a charge against the earnings of the Company each year representing appreciation in the value of such rights over periods in which they become exercisable. Such charge is based on the difference between the exercise price specified in the related option and the current market price of the Common Stock. In the event of a decline in the market price of the Common Stock subsequent to a charge against earnings related to the estimated costs of stock appreciation rights, a reversal of prior charges is made in the amount of such decline (but not to exceed aggregate prior charges).

    Neither the grant nor the exercise of an incentive stock option or a non-qualified stock option under the Stock Option Plan currently requires any charge against earnings under generally accepted accounting principles. In October 1995, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which is effective for transactions entered into after December 15, 1995. This Statement establishes financial accounting and reporting standards for stock-based employee compensation plans. This Statement defines a fair value method of accounting for an employee stock option or similar equity instrument and encourages all entities to adopt that method of accounting for all of their employee stock compensation plans. However, it also allows an entity to continue to measure compensation cost for those plans using the intrinsic value method of accounting prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees." Under the fair value method, compensation cost is measured at the grant date based on the value of the award and is recognized over the service period, which is usually the vesting period. Under the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of the stock at grant date or other measurement date over the amount an employee must pay to acquire the stock. The Company anticipates that it will use the intrinsic value method, in which event pro forma disclosure will be included in the footnotes to the Company's financial statements to show what net income and earnings per share would have been if the fair value method had been utilized. If the Company elects to utilize the fair value method, its net income and earnings per share may be adversely affected.

    Stockholder Approval.  No Awards will be granted under the Stock Option
Plan unless the Stock Option Plan is approved by stockholders. Stockholder ratification of the Stock Option Plan will satisfy certain Nasdaq market listing and tax requirements.

    Awards to be Granted. The Board of Directors of the Company adopted the Stock Option Plan and the Committee intends to grant options to directors, executive officers and employees of the Company and the Bank in one or more series of Awards promptly after the date of stockholder approval of the Stock Option Plan with a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant. It is currently anticipated that no individual officer will receive an award of more than 25% of the shares available for grant under the Stock Option Plan and that no non-employee director will receive an award of more than 5% of the shares available for grant under the Stock Option Plan. The following table sets forth certain information with respect to the estimated amounts of such grants in the aggregate.



Name of Individual or                                     Estimate of Number of
  Group and Number                                        Shares to be Subject
of Persons in Group          Title                           to Stock Options
----------------------  ------------------------------   ----------------------
Frank L. Coffman, Jr.   Chief Executive Officer                  51,538

Larry J. Brandt         President and Chief                      51,538
                        Operating Officer

Carolyn M. Thomason     Executive Vice President                 51,538

All executive officers          ---                             257,690
as  a group (5 persons)

All non-employee
directors  as a                 ---                              77,307
group (3 persons)

All employees, not              ---                              149,076
including executive
officers, as a group
(131 persons)

    It is currently anticipated that one-fifth of the aggregate number of options granted to officers and directors will be vested and exercisable on the date of grant promptly after approval of the Stock Option Plan and that one-fifth of the aggregate number of options granted will vest and become exercisable on each of the four annual anniversary dates thereafter.

    The Board of Directors recommends that stockholders vote FOR adoption of the Stock Option Plan.


                          PROPOSAL TO ADOPT THE RECOGNITION
                             AND RETENTION PLAN AND TRUST

General

    The Board of Directors of the Company has adopted the Recognition Plan, the objective of which is to retain qualified personnel in key positions, provide officers, key employees and directors with a proprietary interest in the Company as an incentive to contribute to its success and reward key employees for outstanding performance. Officers and key employees of the Company who are selected by the Board of Directors of the Company or a committee thereof, as well as non-employee directors of the Company, will be eligible to receive benefits under the Recognition Plan. If stockholder approval is obtained, shares will be granted to employees and to non-employee directors as described below.

Description of the Recognition Plan


    The following description of the Recognition Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition Plan, a copy of which is attached hereto as Appendix B.

    Administration. The Recognition Plan is administered and interpreted by a committee of the Board of Directors ("Committee") that is composed solely of two or more "Non-Employee Directors." In addition, Messrs. Coffman and Brandt and Mrs. Thomason will serve as trustees of the trust established pursuant to the Recognition Plan ("Trust"). The trustees will have the responsibility to invest all funds contributed by the Company to the Trust.

    Upon stockholder approval of the Recognition Plan, the Company will acquire Common Stock on behalf of the Recognition Plan, in an amount equal to 4% of the Common Stock issued in the Conversion, or 206,150 shares. It is anticipated that the Recognition Plan will be funded through the use of treasury shares or shares acquired through open market purchases.

    Grants. Shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a period as determined by the Committee or the Board of Directors. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. However, until such shares have been earned and allocated, they may not be sold, pledged or otherwise disposed of and are required to be held in the Recognition Plan Trust. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Recognition Plan Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Recognition Plan Trust to the recipients thereof as soon as practicable after the share awards become earned. Any cash dividends or stock dividends declared in respect of each vested share held by the Recognition Plan Trust will be paid by the Recognition Plan Trust as soon as practicable after the Trust's receipt thereof to the recipient on whose behalf such share is then held by the Trust.

    If a recipient terminates employment for reasons other than death, disability or retirement, the recipient will forfeit all rights to the allocated shares under restriction. All shares subject to an award held by a recipient whose employment with or service to the Company or any subsidiary terminates due to death or disability, as defined in the Recognition Plan, shall be deemed earned as of the recipient's last day of employment with or service to the Company or any subsidiary and shall be distributed as soon as practicable thereafter. In addition, in the event that a recipient's employment with or service to the Company or any subsidiary terminates due to retirement, as defined in the Recognition Plan, all shares subject to an award held by a recipient shall be deemed earned as of the recipient's last day of employment with or service to the Company or any subsidiary and shall be distributed as soon as practicable thereafter. All shares subject to an award held by a recipient also shall be deemed to be earned in the event of a change in control of the Company, as defined in the Recognition Plan.

    During the lifetime of the recipient, shares subject to an award may only be earned by and paid to the recipient, provided that shares subject to an award and rights to such shares shall be transferable by a recipient to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust. Shares subject to an award so transferred may not again be transferred other than to the recipient who originally received the grant or to an individual or trust to whom such recipient could have transferred shares subject to an award. Shares subject to awards which are transferred shall be subject to the same terms and conditions as would have applied to such shares subject to awards in the hands of the recipient who originally received the grant.

    Federal Income Tax Consequences. Pursuant to Section 83 of the Code, recipients of Recognition Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time that the shares vest and become transferable. A recipient of a Recognition Plan award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition Plan awards in the year in which such amounts are included in income.

    Accounting Treatment. For a discussion of SFAS No. 123, see "Proposal to Adopt the Stock Option Plan - Accounting Treatment." Under the intrinsic value method, the Company will also recognize a compensation expense as shares of Common Stock granted pursuant to the Recognition Plan vest. The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the Common Stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes.

    Stockholder Approval. No shares will be granted under the Recognition Plan unless the Recognition Plan is approved by stockholders. Stockholder ratification of the Recognition Plan will satisfy certain Nasdaq market listing and tax requirements.

    Shares to be Granted. The Board of Directors of the Company adopted the Recognition Plan and the Committee intends to grant awards to directors, executive officers and employees of the Company and the Bank in one or more series of awards promptly after the date of stockholder approval of the Recognition Plan. It is currently anticipated that no individual officer will receive an award of more than 25% of the shares available for grant under the Recognition Plan and that no non-employee director will receive an award of more than 5% of the shares available for grant under the Recognition Plan. The following table sets forth certain information with respect to the estimated amounts of such grants in the aggregate.


                                                                                        Estimate of
Name of Individual or Group and                                                       Number of Shares
  Number of Persons in Group                        Title                              to be Awarded
-------------------------------        ------------------------------              ----------------------
Frank L. Coffman, Jr.                  Chief Executive Officer                             41,230

Larry J. Brandt                        President and Chief Operating                       41,230
                                        Officer

Carolyn M. Thomason                    Executive Vice President                            41,230

All executive officers as
 a group (5 persons)                    ---                                               164,920

All non-employeedirectors
 as a group (3 persons)                 ---                                                30,924

All employees, not including
 executive officers as a group
 (131 persons)                          ---                                                 ---

    It is currently anticipated that one-fifth of the aggregate number of shares granted to officers and directors will be vested on the date of grant promptly after approval of the Recognition Plan and that one-fifth of the aggregate number of shares granted will vest on each of the four annual anniversary dates thereafter.

    The Board of Directors recommends that stockholders vote FOR adoption of the Recognition and Retention Plan and Trust.

                       RATIFICATION OF APPOINTMENT OF AUDITORS

    The Board of Directors of the Company has appointed Deloitte & Touche LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

    The Company has been advised by Deloitte & Touche LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Deloitte & Touche LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

    The Board of Directors recommends that you vote FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the year ending December 31, 1997.

                                STOCKHOLDER PROPOSALS

    Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 1998, must be received at the principal executive offices of the Company, P.O. Box 550, Harrison, Arkansas 72602 Attention: Carolyn M. Thomason, Secretary, no later than November 25, 1997. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

                                    ANNUAL REPORTS

    A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1996 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

    Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for 1996 required to be filed under the 1934 Act. Such written requests should be directed to Tommy W. Richardson, Chief Financial Officer, First Federal Bancshares of Arkansas, Inc., P.O. Box 550, Harrison, Arkansas 72602. The Form 10-K is not part of the proxy solicitation materials.

                                    OTHER MATTERS

    Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

    The cost of the solicitation of proxies will be borne by the Company. The Company has retained Regan & Associates, Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. Such firm will be paid a fee of $4,500, plus reimbursement for out-of-pocket expenses not to exceed $2,500. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

    YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                      APPENDIX A

                      FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.
                                1997 STOCK OPTION PLAN

                                      ARTICLE I
                              ESTABLISHMENT OF THE PLAN

    First Federal Bancshares of Arkansas, Inc. (the "Corporation") hereby establishes this 1997 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated.


                                      ARTICLE II
                                 PURPOSE OF THE PLAN

    The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding those Employees for outstanding performance. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of
Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.


                                     ARTICLE III
                                     DEFINITIONS


    3.01 "Award" means an Option or Stock Appreciation Right granted pursuant to the terms of this Plan.

    3.02 "Bank" means First Federal Bank of Arkansas, FA, the wholly-owned subsidiary of the Corporation.

    3.03 "Board" means the Board of Directors of the Corporation or of the Bank.

    3.04 "Change in Control of the Corporation" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation and any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through
(iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

    3.05 "Code" means the Internal Revenue Code of 1986, as amended.

    3.06 "Committee" means a committee of two or more directors appointed by the Board pursuant to Article IV hereof, each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.

    3.07 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

    3.08 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

    3.09 "Effective Date" means the day upon which the Board approves this Plan.

    3.10 "Employee" means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

    3.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    3.12 "Fair Market Value" shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

    3.13 "Incentive Stock Option" means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

    3.14 "Non-Employee Director" means a member of the Board who is not an Officer or Employee of the Corporation or any Subsidiary Company and shall include any individual who, at the date of adoption of the Plan or any time thereafter, serves the Board in an advisory or emeritus capacity.

    3.15 "Non-Qualified Option" means any Option granted under this Plan which is not an Incentive Stock Option.

    3.16 "Offering" means the offering of Common Stock to the public pursuant to the Plan of Conversion adopted by the Bank.

    3.17 "Officer" means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

    3.18 "Option" means a right granted under this Plan to purchase Common
Stock.

    3.19 "Optionee" means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

    3.20 "Retirement" means a termination of employment upon or after attainment of age sixty (60) or such earlier age as may be specified in any applicable plans or policies maintained by the Corporation or a Subsidiary Company.

    3.21 "Stock Appreciation Right" means a right to surrender an Option in consideration for a payment by the Corporation in cash and/or Common Stock, as provided in the discretion of the Committee in accordance with Section 8.11.

    3.22 "Subsidiary Companies" means those subsidiaries of the Corporation, including the Bank, which meet the definition of "subsidiary corporations" set forth in Section 425(f) of the Code, at the time of granting of the Option in question.


                                      ARTICLE IV
                             ADMINISTRATION OF THE PLAN

    4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board of Directors.

    4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a non-employee director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

    4.03 Revocation for Misconduct. The Board of Directors or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, or any Stock Appreciation Right, to the extent not yet exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation shall terminate as of the effective date of such removal.

    4.04 Limitation on Liability. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted pursuant thereto or for any Awards granted hereunder. If any members of the Board of Directors or a member of the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    4.05 Compliance with Law and Regulations.   All Awards granted hereunder
shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or Stock Appreciation Right may be exercised if such exercise would be contrary to applicable laws and regulations.

    4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.


                                      ARTICLE V
                                     ELIGIBILITY

    Awards may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board of Directors or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options.


                                      ARTICLE VI
                           COMMON STOCK COVERED BY THE PLAN

    6.01 Option Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
Article IX, shall be 515,375 shares, which is equal to 10.0% of the shares of Common Stock issued in the Offering. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, if an Option is surrendered in connection with the exercise of a Stock Appreciation Right, the number of shares covered thereby shall not be available for grant under the Plan.

    6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares, shares purchased by the Corporation on the open market or from private sources for use under the Plan, or, if applicable, shares held in a grantor trust created by the Corporation.


                                     ARTICLE VII
                                   DETERMINATION OF
                            AWARDS, NUMBER OF SHARES, ETC.

    7.01 Determination of Awards. The Board of Directors or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the exercise price of an Option. In making determinations with respect to Employees there shall be taken into account the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as the Board of Directors or the Committee shall deem relevant to accomplishing the purposes of the Plan.

    7.02 Maximum Awards to Employees. Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Awards may be granted to any Employee in any calendar year shall be 128,844.


                                     ARTICLE VIII
                        OPTIONS AND STOCK APPRECIATION RIGHTS

    Each Option granted hereunder shall be on the following terms and conditions:

    8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board of Directors or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

    8.02 Awards to Employees and Non-Employee Directors. Specific Awards to Employees and Non-Employee Directors shall be made to such persons and in such amounts as are determined by the Board of Directors or the Committee.

    8.03 Option Exercise Price.

         (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.10(b), and subject to any applicable adjustment pursuant to Article IX hereof.

         (b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, and subject to any applicable adjustment pursuant to Article IX hereof.

         8.04  Vesting and Exercise of Options.

         (a) General Rules. Incentive Stock Options and Non-Qualified Options granted hereunder shall become vested and exercisable at the rate, to the extent and subject to such limitation as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after an Employee's employment with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability or Retirement. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

         (b) Accelerated Vesting. Unless the Committee shall specifically state otherwise at the time an Option is granted, all Options granted hereunder shall become vested and exercisable in full on the date an Optionee terminates his employment with or service to the Corporation or a Subsidiary Company because of his death or Disability. In addition, all options hereunder shall become immediately vested and exercisable in full on the date an Optionee terminates his employment or service to the Corporation or a Subsidiary Company due to Retirement. Further, all outstanding options shall become immediately vested and exercisable in the event that there is a Change in Control of the Corporation.

    8.05  Duration of Options.

         (a) General Rule. Except as provided in Sections 8.05(b) and 8.10, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three
(3) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors in the case of Non-Employee Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment or service from three (3) months to a period not exceeding five (5) years.

         (b) Exceptions. If an Employee dies while in the employ of the Corporation or a Subsidiary Company or terminates employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Optionee or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death or termination due to Disability or Retirement, to exercise such Options. If a Non-Employee Director dies while serving as a Non-Employee Director or terminates his service to the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director or the executors, administrators, legatees or distributees of his estate shall have the right, during the twelve-month period following the earlier of his death or termination due to Disability or Retirement, to exercise such Options. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

    8.06 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.06. Options which are transferred pursuant to this Section 8.06 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

    8.07 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided pursuant to Section 8.01.

    8.08 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of such Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee in cash or, at the discretion of the Board of Directors or the Committee in the case of Awards to Employees, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) or other property equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing. Notwithstanding the foregoing, payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the exercise price.

    8.09 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of such Option.

    8.10 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.09 above, to those contained in this
Section 8.10.

         (a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

         (b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section
8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

         (c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.10(c).

    8.11 Stock Appreciation Rights.

         (a) General Terms and Conditions. The Board of Directors or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a "Stock Appreciation Right"). Such payment, at the discretion of the Board of Directors or the Committee, may be made in shares of Common Stock valued at the then Fair Market Value thereof, or in cash, or partly in cash and partly in shares of Common Stock.

    The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.11 and the Plan, the period during which, date by which or event upon which the Stock Appreciation Right may be exercised (which shall be on the same terms as the Option to which it relates pursuant to Section 8.04 hereunder); the method for valuing shares of Common Stock for purposes of this Section 8.11; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board of Directors or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

         (b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Corporation, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised. Notwithstanding the foregoing, any election by an Optionee to exercise the Stock Appreciation Rights provided in this Plan shall be made during the period beginning on the third business day following the release for publication of quarterly or annual financial information required to be prepared and disseminated by the Corporation pursuant to the requirements of the Exchange Act and ending on the twelfth business day following such date.
The required release of information shall be deemed to have been satisfied when the specified financial data appears on or in a wire service, financial news service or newspaper of general circulation or is otherwise first made publicly available.

         (c)  Effects of Exercise of Stock Appreciation Rights or Options.
Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

         (d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

         (e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder's lifetime a Stock Appreciation Right may be exercisable only by the holder.

                                      ARTICLE IX
                           ADJUSTMENTS FOR CAPITAL CHANGES

    The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee and each Non-Employee Director and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options. In the event the Corporation declares a special cash dividend or return of capital in an amount per share which exceeds 10% of the fair market value of a share of Common Stock as of the date of declaration, the per share exercise price of all previously granted Awards which remain unexercised as of the date of such declaration shall be proportionately adjusted to give effect to such special cash dividend or return of capital as of the date of payment of such special cash dividend or return of capital; provided that the adjustments to the per shares exercise price shall satisfy the criteria set forth in Emerging Issues Task Force 90-9 (or any successor thereto) so that the adjustments do not result in compensation expense, and provided further that if such adjustment with respect to incentive stock options would be treated as a modification of the outstanding incentive stock options with the effect that, for purposes of Section 422 and 425(h) of the Code, and the rules and regulations thereunder, new incentive stock options would be deemed to be granted, then no adjustment to the per share exercise price of outstanding incentive stock options shall be made.


                                      ARTICLE X
                        AMENDMENT AND TERMINATION OF THE PLAN

    The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan as specifically authorized herein.


                                      ARTICLE XI
                                  EMPLOYMENT RIGHTS

    Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

                                     ARTICLE XII
                                     WITHHOLDING

    12.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option, as provided in
Section 8.10(c).

    12.02 Methods of Tax Withholding. The Board of Directors or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee's delivery of previously-owned shares of Common Stock or other property.


                                     ARTICLE XIII
                           EFFECTIVE DATE OF THE PLAN; TERM

    13.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and prior to the termination of the Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Corporation at a meeting of stockholders of the Corporation held within twelve (12) months of the Effective Date.

    13.02 Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

                                     ARTICLE XIV
                                    MISCELLANEOUS

    14.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Arkansas.

    14.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

                                                                      APPENDIX B

                      FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.
                  RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

                                      ARTICLE I
                         ESTABLISHMENT OF THE PLAN AND TRUST

    1.01 First Federal Bancshares of Arkansas, Inc. (the "Corporation") hereby establishes a Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Recognition and Retention Plan and Trust Agreement (the "Agreement").

    1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.


                                      ARTICLE II
                                 PURPOSE OF THE PLAN

    2.01 The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors of the Corporation and of First Federal Bank of Arkansas, FA (the "Bank") with a proprietary interest in the Corporation as compensation for their contributions to the Corporation, the Bank, and any other Subsidiaries and as an incentive to make such contributions in the future.


                                     ARTICLE III
                                     DEFINITIONS

    The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

    3.01 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

    3.02 "Board" means the Board of Directors of the Corporation or of the Bank.

    3.03 "Change of Control of the Corporation" shall be deemed to have occurred if: (i) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation and any trustee or other fiduciary holding securities under any employee benefit plan of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities; (ii) during any period of two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election by the Board of Directors or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; (iii) the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or (iv) the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets. If any of the events enumerated in clauses (i) through
(iv) occur, the Board shall determine the effective date of the Change in Control resulting therefrom for purposes of the Plan.

    3.04 "Code" means the Internal Revenue Code of 1986, as amended.

    3.05 "Committee" means the committee appointed by the Board pursuant to
Article IV hereof.

    3.06 "Common Stock" means shares of the common stock, $.01 par value per share, of the Corporation.

    3.07 "Disability" means any physical or mental impairment which qualifies an Employee for disability benefits under the applicable long-term disability plan maintained by the Corporation or any Subsidiary or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.

    3.08 "Effective Date" means the day upon which the Board approves this Plan.

    3.09 "Employee" means any person who is employed by the Corporation, the Bank, or any Subsidiary, or is an officer of the Corporation, the Bank, or any Subsidiary, including officers or other employees who may be directors of the Corporation.

    3.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    3.11 "Non-Employee Director" means a member of the Board who is not an Employee, and shall include any individual who, at the date of adoption of the Plan or any time thereafter, serves the Board in an advisory or emeritus capacity.

    3.12 "Plan Shares" or "Shares" means shares of Common Stock held in the Trust which may be distributed to a Recipient pursuant to the Plan.

    3.13 "Plan Share Award" or "Award" means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII.

    3.14 "Recipient" means an Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

    3.15 "Retirement" means a termination of employment upon or after attainment of age sixty (60) or such earlier age as may be specified in applicable plans or policies of the Corporation, a Subsidiary or in a Recipient's Plan Share Award.

    3.16 "Subsidiary" means First Federal Bank of Arkansas, FA and any other subsidiaries of the Corporation or the Bank which, with the consent of the Board, agree to participate in this Plan.

    3.17 "Trustee" means such firm, entity or persons approved by the Board of Directors to hold legal title to the Plan for the purposes set forth herein.

                                      ARTICLE IV
                              ADMINISTRATION OF THE PLAN

    4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director as defined in Rule 16b-3(b)(3)(i) of the Exchange Act. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board of Directors. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

    4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

    4.03 Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and any Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    4.04 Compliance with Laws and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.


                                      ARTICLE V
                                    CONTRIBUTIONS

    5.01 Amount and Timing of Contributions. The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiaries to the Trust established under this Plan. Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution. No contributions by Employees or Directors shall be permitted.

    5.02 Investment of Trust Assets; Number of Plan Shares.  Subject to Section
8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock. The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 206,150 shares of Common Stock, which shares shall be purchased from the Corporation and/or from stockholders thereof by the Trust with funds contributed by the Corporation. In the event that the Trust receives cash pursuant to receipt of dividends on Common Stock held by the Trust and unallocated to participants, then such funds may be used by the Trust to purchase additional shares of Common Stock available for future award under this Plan or the Committee or Board may distribute such cash received by the Trust along with the Common Stock upon which it was earned upon the award of such previously unallocated shares.

                                      ARTICLE VI
                               ELIGIBILITY; ALLOCATIONS

    6.01 Awards to Non-Employee Directors. Plan Share Awards to Non-Employee Directors shall be made to such persons and in such amounts as determined by the Board of Directors of the Committee.

    6.02 Awards to Employees. Plan Share Awards may be made to such Employees as may be selected by the Board of Directors or the Committee. In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Committee or the Board shall consider the duties, responsibilities and performance of each respective Employee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors as shall be deemed relevant to accomplishing the purposes of the Plan. The Board of Directors or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer and/or the President of the Corporation other than with respect to Plan Share Awards to be granted to him or them, as the case may be.

    6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Sections 6.01 or 6.02 that a Plan Share Award is to be issued, the Board of Directors or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient. The date on which the Board of Directors or the Committee makes the determination with respect to Plan Share Awards shall be considered the date of grant of the Plan Share Award. The Board of Directors or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

    6.04 Allocations Not Required to any Specific Employee. Notwithstanding anything to the contrary in Section 6.02 hereof, no Employee shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Board of Directors or the Committee.


                                     ARTICLE VII
                EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

    7.01 Earning Plan Shares; Forfeitures.

         (a) General Rules. Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at the rate as determined by the Board or the Committee pursuant to Article VI hereof. If the employment of an Employee or service as a Non-Employee Director is terminated prior to the date such awards are vested for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned. In the event of a forfeiture of the right to any Shares subject to an Award by an Employee, such forfeited Shares shall become available for allocation pursuant to this Plan as if no Award had been previously granted with respect to such Shares. No fractional shares shall be distributed pursuant to this Plan.

         (b) Exception for Terminations Due to Death, Disability or Retirement. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with or service to the Corporation or any Subsidiary terminates due to death, Disability or Retirement shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary and shall be distributed as soon as practicable thereafter.

         (c) Exception for Terminations after a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed to be earned in the event of a Change in Control of the Corporation.

         (d) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been distributed hereunder, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Corporation or any Subsidiary for cause (as hereinafter defined). Termination for cause shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Plan Share Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation shall terminate as of the effective date of such removal.

    7.02 Distribution of Dividends. Any cash dividends or stock dividends declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust and such dividends, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Awards become earned. Any cash dividends or stock dividends declared in respect of each vested Plan Share held by the Trust will be paid by the Trust, as soon as practicable after the Trust's receipt thereof, to the Recipient on whose behalf such Plan Share is then held by the Trust. In the event that the Trust receives cash pursuant to receipt of dividends on Common Stock held by the Trust and unallocated to participants then such funds may be used by the Trust to purchase additional shares of Common Stock available for future award under this Plan or the Committee or Board may distribute such cash received by the Trust along with the Common Stock upon which it was earned upon the award of such previously unallocated shares.

    7.03 Distribution of Plan Shares.

         (a) Timing of Distributions: General Rule. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

         (b) Form of Distributions. All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and distributable. Payments representing cash dividends shall be made in cash.

         (c) Withholding. The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Corporation or any Subsidiary which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

         (d) Restrictions on Selling of Plan Shares. Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Following distribution, the Board of Directors or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board of Directors or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board of Directors or the Committee, upon the advice of counsel, may deem appropriate.

    7.04 Voting of Plan Shares. After a Plan Share Award has been made, the Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares which are covered by the Plan Share Award and which have not yet been earned and distributed to him, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust which have not been awarded under a Plan Share Award and shares which have been awarded as to which Recipients have not directed the voting shall be voted by the Trustee in the same proportion as voted by the Trustee for shares allocated and which the Trustee receives directions for such vote by Recipients.

                                     ARTICLE VIII
                                        TRUST

    8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Board of Directors or the Committee pursuant to the Plan.

    8.02 Management of Trust. It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determine that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

         (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

         (b) To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

         (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

         (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

         (e) To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

         (f) To employ brokers, agents, custodians, consultants and accountants.

         (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as the Trustee deems desirable.

         (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

    Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

    8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board of Directors or the Committee.

    8.04 Expenses. All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation, or in the discretion of the Corporation, the Trust.

    8.05 Indemnification. Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to the Trustee's gross negligence or willful misconduct.


                                      ARTICLE IX
                                    MISCELLANEOUS

    9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

    9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan and the Trust (including amendments which may result in the merger of the Plan or the Trust with and into other plans or trusts of the Corporation or successor thereto), subject to any applicable regulatory requirements and any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the Recipient, alter or impair his Plan Share Award except as specifically authorized herein. Upon termination of the Plan, the Recipient's Plan Share Awards shall be distributed to the Recipient in accordance with the terms of
Article VII hereof.

    9.03 Nontransferable. During the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award pursuant to Section 6.03, provided that Plan Share Awards and rights to Plan Shares shall be transferable by a Recipient to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust. Plan Share Awards so transferred may not again be transferred other than to the Recipient who originally received the grant of Plan Share Awards or to an individual or trust to whom such Recipient could have transferred Plan Share Awards pursuant to this Section 9.03. Plan Share Awards which are transferred pursuant to this
Section 9.03 shall be subject to the same terms and conditions as would have applied to such Plan Share Awards in the hands of the Recipient who originally received the grant of such Plan Share Award. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary be subject to any claim for benefits hereunder.

    9.04 Employment or Service Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

    9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a stockholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

    9.06 Governing Law. To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Arkansas.

    9.07 Effective Date. This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and as long as the Plan remains in effect. Notwithstanding the foregoing or anything to the contrary in this Plan, the implementation of this Plan and any Awards granted pursuant hereto are subject to the receipt of any applicable regulatory approvals or non-objections and approval of the Corporation's stockholders.

    9.08 Term of Plan.  This Plan shall remain in effect until the earlier of
(1) ten (10) years from the Effective Date, (2) termination by the Board, or (3) the distribution to Recipients and Beneficiaries of all assets of the Trust.

    9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

    IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, and the initial Trustees established pursuant hereto have duly and validly executed this Agreement, all on this 12th day of March 1997.

                                  FIRST FEDERAL BANCSHARES
                                  OF ARKANSAS, INC.



                                  By:  /s/ Larry J. Brandt
                                       --------------------------------------
                                       Larry J. Brandt
                                       President and Chief Operating Officer
ATTEST:

By:  /s/ Carolyn M. Thomason
     ------------------------
      Carolyn M. Thomason
      Secretary
                                  TRUSTEES

                                  By:  /s/ Frank L. Coffman, Jr.
                                       --------------------------------------
                                       Frank L. Coffman, Jr.
                                       Trustee


                                  By:  /s/ Larry J. Brandt
                                       --------------------------------------
                                       Larry J. Brandt
                                       Trustee

                                  By:  /s/ Carolyn M. Thomason
                                       --------------------------------------
                                       Carolyn M. Thomason
                                       Trustee

                        VOTING INSTRUCTION BALLOT

                FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

    The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan and Trust ("ESOP") of First Federal Bancshares of Arkansas, Inc. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the ESOP to the undersigned as of March 11, 1997, at the Annual Meeting of Stockholders to be held at the Comfort Inn located at 1210 Highway 62-65 North, Harrison, Arkansas on Wednesday, May 7, 1997 at 10:00 a.m., Central Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

Nominee for a one-year term:     Larry J. Brandt

Nominees for a two-year term:    James D. Heuer and
                                 William F. Smith

Nominees for a three-year term:  Frank L. Coffman, Jr.
                                 and John P. Hammerschmidt


    [ ]    FOR               [ ] WITHHOLD
                                 AUTHORITY


    NOTE: To withhold authority to vote for an individual nominee, strike a line through that nominee's name. Unless authority to vote for all of the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for each nominee whose name is not struck.

2.  PROPOSAL to adopt the Company's 1997 Stock Option Plan.

       [ ] FOR        [ ] AGAINST          [ ] ABSTAIN

3.  PROPOSAL to adopt the Company's Recognition and Retention Plan and Trust.

       [ ] FOR        [ ] AGAINST          [ ] ABSTAIN

4. PROPOSAL to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 1997.

       [ ] FOR        [ ] AGAINST          [ ] ABSTAIN

5. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

    The Company's Board of Directors recommends a vote FOR the Election of the Nominees for Director and for Proposals 2, 3 and 4. Such votes are hereby solicited by the Company's Board of Directors.

                        Dated:                        , 1997
                              ------------------------



                        -------------------------------------
                                     Signature

If you return this voting instruction ballot properly signed but you do not otherwise specify, shares will be voted for the Election of the Nominees for Director and for Proposals 2, 3 and 4. If you do not return this card, your shares will not be voted.

                                First Federal letterhead





                                    March 24, 1997



TO: Participants in the Employee Stock Ownership Plan of First Federal Bancshares of Arkansas, Inc.

As described in the attached materials, your proxy as a stockholder of First Federal Bancshares of Arkansas, Inc. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the Company's Employee Stock Ownership Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the Plan Trustees, First Federal Bancshares of Arkansas, Inc. Employee Stock Ownership Plan Trust, 200 West Stephenson, P.O. Box 550, Harrison, Arkansas 72602 who will tabulate the votes. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                  Sincerely,



                                  Larry J. Brandt
                                  President